Volshares Large Cap ETF
Schedule of Investments
April 30, 2022 (Unaudited)
Shares		Security Description	Value
		COMMON STOCKS - 97.5%
		Consumer, Non-Cyclical - 15.6%
3,566		BioMarin Pharmaceutical, Inc. (a)	$290,094
646		Humana, Inc.	287,186
5,155		Kroger Company	278,164
424		Regeneron Pharmaceuticals, Inc. (a)	279,462
			1,134,906
		Energy - 16.0%
3,082		ConocoPhillips	294,393
2,545		EOG Resources, Inc.	297,154
3,377		Exxon Mobil Corporation	287,889
15,546		Kinder Morgan, Inc.	282,160
			1,161,596
		Financial - 19.3%
1,356		Chubb, Ltd.	279,946
4,278		MetLife, Inc.	280,979
1,679		PNC Financial Services Group, Inc.	278,882
5,768		US Bancorp	280,094
5,003		Ventas, Inc.	277,917
			1,397,818
		Industrial - 15.6%
743		Deere & Company	280,520
3,163		Emerson Electric Company	285,239
1,196		General Dynamics Corporation	282,890
1,715		Waste Management, Inc.	282,014
			1,130,663
		Technology - 7.8%
3,765		Activision Blizzard, Inc.	284,634
2,705		Leidos Holdings, Inc.	279,995
			564,629
		Utilities - 23.2%
3,432		Dominion Energy, Inc.	280,189
2,127		DTE Energy Company	278,722
2,528		Duke Energy Corporation	278,484
4,080		Edison International	280,663
2,371		Entergy Corporation	281,793
3,889		Southern Company	285,414
			1,685,265
		TOTAL COMMON STOCKS (Cost $7,200,832)	7,074,877

		SHORT-TERM INVESTMENTS - 2.5%
182,133		First American Government Obligations Fund - Class X, 0.22% (b)	182,133
		TOTAL SHORT-TERM INVESTMENTS (Cost $182,133)	182,133
		TOTAL INVESTMENTS - 100.0% (Cost $7,382,965)	7,257,010
		Liabilities in Excess of Other Assets - 0.0% (c)	(2,895)
		NET ASSETS - 100.0%	$7,254,115

	Percentages are stated as a percent of net assets.
	(a)	Non-income producing security.
	(b)	Rate shown is the annualized seven-day yield as of April 30, 2022.
	(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at April 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$7,074,877	$-	$-	$7,074,877
Short-Term Investments	182,133	-	-	182,133
Total Investments in Securities	$7,257,010	$-	$-	$7,257,010
^See Schedule of Investments for breakout of investments by sector classification.
For the period ended April 30, 2022, the Fund did not recognize any transfers to or from Level 3.